Ex. 10.2

Execution Copy

AMENDMENT NO. 1 TO INVENTORY AND RECEIVABLES

REVOLVING CREDIT AGREEMENT

     This AMENDMENT NO. 1 TO INVENTORY AND RECEIVABLES REVOLVING CREDIT AGREEMENT (this “Amendment”) is dated as of July 1, 2005 by and among (i) Silverleaf Resorts, Inc., a Texas corporation (the “Borrower”), (ii) Sovereign Bank, a federally chartered savings bank (“Sovereign”), and any other lending institutions from time to time party thereto (collectively, the “Banks”), and (iii) Sovereign Bank, a federally chartered savings bank, as agent for itself and the other Banks (the “Agent”).

W I T N E S S E T H:

     WHEREAS, the Borrower, the Banks, and the Agent have entered into that certain Inventory and Receivables Revolving Credit Agreement, dated as of July 30, 2004 (the “Credit Agreement”), pursuant to which the Banks have extended credit to the Borrower on the terms set forth therein;

     WHEREAS, the Borrower has requested that the Banks and the Agent agree to delete the covenant in the Credit Agreement concerning the Standby Management Agreement and amend certain other provisions; and

     WHEREAS, the Banks, the Agent and the Borrower have agreed to such deletion and amendments, subject to and on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Definitions. All capitalized terms used herein and not expressly defined herein shall have the same respective meanings given to such terms in the Credit Agreement.

     2. Amendments to Credit Agreement.

     2.1. Amendments to Section 1.1 of the Credit Agreement.

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     2.1.1. The definition of the term “Collateral” is hereby amended and restated in its entirety as follows:

     “Collateral. All the property, rights and interests of the Borrower and its Subsidiaries that are or are intended to be subject to the security interests and mortgages created by the Security Documents, including, without limitation, the Consumer Loan Collateral, the Inventory Mortgages, the Standby Servicing Agreement, and all the Receivables Loan Collateral.”

     2.1.2. The definition of the term “Loan Documents” is hereby amended by adding the words “the Negative Pledges,” immediately after the words “the Servicing Agreement,”.

     2.1.3. Section 1.1 of the Credit Agreement is hereby amended by inserting the following definitions in proper alphabetical order:

     “CapitalSource. CapitalSource Finance LLC, a Delaware limited liability company.”

     “CapitalSource Documents. The documents listed on Schedule 1.1(g) hereto.”

     “CapitalSource Facility. Those certain credit facilities provided by CapitalSource to the Borrower pursuant to the CapitalSource Documents.”

     “Intercreditor Agreement. The Amended and Restated Intercreditor Agreement, dated as of May 26, 2005, among the Agent, Textron, CapitalSource and Resort Funding.”

     “Negative Pledges. The documents listed in Schedule 1.1(f) hereto.”

     “Resort Funding. Resort Funding LLC, a Delaware limited liability company.”

     “Resort Funding Documents. The documents listed on Schedule 1.1(h) hereto.”

     “Resort Funding Facility. That certain credit facility provided by Resort Funding to the Borrower pursuant to the Resort Funding Documents.”

     2.1.4. The definition of the “Required Consumer Loan Documents” is hereby amended by adding to the end of clause (1) thereof the following:

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“In the case of any promissory note or comparable instrument of indebtedness signed by a consumer borrower in respect of an Interval at the Oak ‘N Spruce Resort, such promissory note or comparable instrument shall include the language required by 16 C.F.R. § 433.”

     2.1.5. The definition of “Security Documents” is hereby amended by deleting the words “the Standby Management Agreement Assignment,”.

     2.1.6. Section 1.1 of the Credit Agreement is hereby amended by deleting each of the following defined terms in their entirety:

     “Standby Management Agreement Assignment. The Assignment of Standby Management Agreement, dated as of April 30, 3002, among the Borrower, the Standby Manager, and the Agent, as amended by Amendment No. 1 of even date herewith, pursuant to which the Borrower assigns all of its rights under the Standby Management Agreement to the Agent.

     Standby Management Agreement. The Consulting Agreement, executed by the parties on April 27, 2002 and April 29, 2002, between the Standby Manager and the Borrower, as amended by the letter agreement, dated March 22, 2004, pursuant to which the Standby Manager (1) monitors the operations of the Borrower and the Silverleaf Club and the Borrower’s compliance with the Business Plan, (2) assists the Borrower with the preparation of the reports deliverable to the Banks by the Borrower pursuant to this Credit Agreement, and (3) assumes the management of the Eligible Projects upon the occurrence of an Event of Default in accordance with the terms of this Credit Agreement.

     Standby Manager. J&J Limited, Inc., or such other Person selected by the Borrower and acceptable to the Agent, in its sole discretion, to act as standby manager in accordance with the Standby Management Agreement.”

     2.2. Amendment to Section 5.9 of the Credit Agreement. Section 5.8 of the Credit Agreement is hereby amended and restated in its entirety as set forth below:

     “5.9. Cross Collateralization. The Collateral also secures the obligations of the Borrower under the Receivables Facility. Upon repayment of the Loan and the satisfaction by the Borrower of all of the Obligations, the Collateral shall continue to secure the Receivables Facility, as provided in the documents evidencing and securing the Receivables Facility. The Borrower further acknowledges and agrees

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that upon repayment in full of the Receivables Facility, the Agent’s security interest in the collateral securing such facility shall automatically become a first priority security interest securing the Borrower’s Obligations hereunder and the Borrower shall take such steps as the Agent may request to deliver such collateral to the Agent and to confirm the Agent’s first priority security interest therein. The Agent hereby acknowledges and agrees that it will release and terminate its interest in and rights under the Standby Servicing Agreement upon Textron’s release and termination (in form and substance satisfactory to the Agent) of Textron’s rights under and interests in the servicing agreement between Textron and the Standby Servicer.”

     2.3. Amendment to Section 6.10 of the Credit Agreement. The penultimate sentence of Section 6.10 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“The Borrower has no knowledge of any default or event of default under any of the Textron Documents, the CapitalSource Documents, the Resort Funding Documents, or any other documents evidencing any other material Indebtedness of the Borrower or any of its Subsidiaries, except as disclosed to the Banks in writing, and none of Textron, CapitalSource, Resort Funding or any other lender has accelerated any loan obligation of the Borrower or any of its Subsidiaries on account of any such specified default or event of default.”

     2.4. Amendment to Section 6.29 of the Credit Agreement. Section 6.29 of the Credit Agreement is hereby amended and restated in its entirety as set forth below:

     “6.29. Standby Servicer. The Standby Servicing Agreement is in full force and effect and has not been modified, amended, or terminated, other than the First Amendment to Backup Servicing Agreement, dated as of April 19, 2002, and Amendment No. 2 to Backup Servicing Agreement dated May 4, 2005.”

     2.5. Amendment to Section 6.32. Section 6.32 is hereby amended and restated in its entirety as follows:

     “6.32. Other Facilities. There is no event of default or event which, with the passage of time, notice or both, would constitute an event of default under any of the Textron Facility, the CapitalSource Facility, the Resort Funding Facility or any other facility representing material Indebtedness of the Borrower or any of its Subsidiaries and

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each of the Borrower and its Subsidiaries is in good standing under all of such facilities.”

     2.6. Amendment to Section 7.2 of the Credit Agreement. Section 7.2 of the Credit Agreement is hereby amended and restated in its entirety as set forth below:

     “7.2. Maintenance of Office; Management. The Borrower will maintain its chief executive office at 1221 Riverbend, Suite 120, Dallas, Texas or at such other place in the United States of America as the Borrower shall designate upon written notice to the Agent, where notices, presentations and demands to or upon the Borrower in respect of the Loan Documents may be given or made. Unless replaced by another manager in accordance with the terms of the Loan Documents, the Borrower shall remain engaged in the active management of the Eligible Projects and shall continue to perform duties substantially similar to those presently performed as provided in the management agreement relating to each Eligible Project.”

     2.7. Amendment to Section 7.18.1. Section 7.18.1 of the Credit Agreement is hereby amended by deleting the words “, subject to the Intercreditor Agreement”.

     2.8. Amendment to Section 7.20 of the Credit Agreement. Section 7.20 of the Credit Agreement is hereby amended and restated in its entirety as set forth below:

     “7.20. Standby Servicing Agreement. The Borrower will maintain the Standby Servicing Agreement in full force and effect.”

     2.9. Amendment to Section 7.24 of the Credit Agreement. Section 7.24 of the Credit Agreement is hereby amended and restated in its entirety as follows:

     “7.24. Textron Facility, CapitalSource Facility, Resort Funding Facility, DZ Bank Securitization, Textron Securitization, Bond Holder Exchange Transaction and Other Indebtedness. The Borrower and its Subsidiaries will comply with each of the terms and conditions of the Textron Documents, the CapitalSource Documents, the Resort Funding Documents, the DZ Bank Documents, the Textron Securitization Documents, the Bond Holder Exchange Documents, and the documents evidencing any other material Indebtedness of the Borrower or any of it Subsidiaries and will promptly deliver to the Banks, upon receipt by Borrower or any of its Subsidiaries, copies of any notices received by Borrower or any of its Subsidiaries in connection with any of the foregoing credit facilities.”

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     2.10. Amendment to Section 8.21 of the Credit Agreement. Section 8.21 of the Credit Agreement is hereby amended by deleting the words “the Standby Management Agreement,”.

     2.11. Amendment to Section 9.3 of the Credit Agreement. Section 9.3 of the Credit Agreement is hereby amended by inserting the following words after the reference to the “Heller Facility” in the first sentence thereof: “, the CapitalSource Facility, the Resort Funding Facility”.

     2.12. Amendment to Section 10.18 of the Credit Agreement. Section 10.17 of the Credit Agreement is hereby amended and restated in its entirety as set forth below:

     “10.18. Servicing Agreements. Each of the Servicing Agreement and the Standby Servicing Agreement shall be in full force and effect.”

     2.13. Amendment to Section 12.1. Clauses (f) and (g) of Section 12.1 of the Credit Agreement are hereby amended and restated in their entirety as follows:

     “(f) the Borrower or any of its Subsidiaries shall fail to pay when due, or within any applicable period of grace, any obligation for borrowed money (including, without limitation, any obligation under the Textron Facility, the CapitalSource Facility, the Resort Funding Facility, the New Notes, the Receivables Facility, the DZ Bank Securitization, or the Textron Securitization), or credit received in respect of any Capitalized Leases in excess of $100,000, or fail to observe or perform any material term, covenant or agreement contained in any agreement by which it is bound, evidencing or securing borrowed money or credit received (including, without limitation, the New Notes and the agreements and instruments entered into by the Borrower in connection with the CapitalSource Facility, the Resort Funding Facility, the Textron Facility, the Receivables Facility, the DZ Bank Securitization, the Textron Securitization, or the New Notes), or in respect of any Capitalized Leases in excess of $100,000 for such period of time as would permit (assuming the giving of appropriate notice if required) the holder or holders thereof or of any obligations issued thereunder to accelerate the maturity thereof, or any such holder or holders shall rescind or shall have a right to rescind the purchase of any such obligations;

     (g) an event of default shall occur under the DZ Bank Securitization, the Textron Securitization, the Textron Facility, the

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CapitalSource Facility, the Resort Funding Facility, the New Notes or the Receivables Facility;”

     2.14. Amendment to Section 12.4 of the Credit Agreement. Section 12.4 of the Credit Agreement is hereby amended and restated in its entirety as set forth below:

     “12.4. Standby Servicer. Upon an Event of Default, the Agent may, without demand or notice of any nature whatsoever, terminate any then existing servicing agreement and replace any then existing servicer with the Standby Servicer or such other servicer as the Agent may select in its sole and absolute discretion. Upon an Event of Default, at the election of the Agent, the Borrower agrees that the Standby Servicer or such other servicer as the Agent may select in its sole and absolute discretion may assume control over the servicing of the Consumer Loan Collateral or any other consumer loans pledged to the Agent, reporting to the Banks.”

     2.15. Amendment to Schedules to the Credit Agreement. Exhibits A, B and C to this Amendment shall be attached to the Credit Agreement as Schedule 1.1(f), Schedule 1.1(g) and Schedule 1.1(h), respectively.

     3. Representations and Warranties; No Default. The Borrower hereby represents and warrants to the Banks and the Agent as follows:

     (a) Representations and Warranties in Credit Agreement. Each of the representations and warranties of the Borrower contained in the Credit Agreement, as amended by this Amendment, or in any document or instrument delivered pursuant to or in connection with the Credit Agreement (including, without limitation, this Amendment) are true as of the date hereof and no Default or Event of Default has occurred and is continuing.

     (b) Authority, No Conflicts, Etc. The execution, delivery and performance of this Amendment (i) are within the corporate authority of the Borrower, (ii) have been duly authorized by all necessary corporate proceedings on behalf of the Borrower, (iii) do not conflict with or result in any material breach or contravention of any provision of law, statute, rule, or regulation to which the Borrower is subject or any judgment, order, writ, injunction, license, or permit applicable to the Borrower so as to materially adversely affect the assets, business, or any activity of the Borrower, and (iv) do not conflict with any provision of the corporate charter or bylaws of the Borrower or any

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agreement or other instrument binding upon the Borrower. The execution, delivery, and performance of this Amendment will result in a valid and legally binding obligation of the Borrower enforceable against it in accordance with the terms and provisions hereof.

     4. Effect of Amendment. Except as expressly set forth herein, this Amendment does not constitute an amendment or waiver of any term or condition of the Credit Agreement or any other Loan Document, and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects. Nothing contained in this Amendment shall be construed to imply a willingness on the part of the Agent or any Bank to grant any similar or other future amendments of any of the provisions of the Credit Agreement or the other Loan Documents. Nothing contained herein shall in any way prejudice, impair or otherwise adversely affect any rights or remedies of the Agent and the Banks under the Credit Agreement or any other Loan Document.

     5. Counterparts. This Amendment may be executed in any number of counterparts, each of which taken together shall constitute one agreement.

     6. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto.

     7. Governing Law. THIS AMENDMENT AND EACH OF THE OTHER LOAN DOCUMENTS, EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED THEREIN, ARE CONTRACTS UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID STATE OF NEW YORK. THE BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING THEREIN AND CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER BY MAIL AT THE ADDRESS SPECIFIED IN §18 OF THE CREDIT AGREEMENT. THE BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the date first above written.

BORROWER:

SILVERLEAF RESORTS, INC.

By: /S/ HARRY J. WHITE, JR.

Name: Harry J. White, Jr.
Title: CFO

AGENT AND BANK:

SOVEREIGN BANK

By: /S/ JOHN BAER

Name: John Baer
Title: Vice President

Exhibits attached to Agreement and not filed herewith:

Exhibit A: Schedule 1.1(f) Negative Pledges
Exhibit B: Schedule 1.1(g) CapitalSource Documents
Exhibit C: Schedule 1.1(h) Resort Funding Documents

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